MML SERIES INVESTMENT FUND II

Supplement dated July 16, 2012 to the

Prospectus dated May 1, 2012 and the

MML Strategic Emerging Markets Fund Summary Prospectus dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information found in the last sentence of the second paragraph in the section titled Principal Investment Strategies for the MML Strategic Emerging Markets Fund (on pages 39-40 in the Prospectus) is hereby deleted:

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

The following Principal Risk for the MML Strategic Emerging Markets Fund is hereby deleted (on page 41 in the Prospectus):

Non-Diversification Risk.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-12-01

12-01

MML SERIES INVESTMENT FUND II

Supplement dated July 16, 2012 to the

Statement of Additional Information dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces similar information found under the first paragraph in the section titled General Information on page B-3:

GENERAL INFORMATION

MML Series Investment Fund II (“MML II Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information (“SAI”) provides information regarding the following nine diversified investment portfolios: MML Blend Fund (“MML Blend”), MML Equity Fund (“MML Equity”), MML High Yield Fund (“MML High Yield”), MML Inflation-Protected and Income Fund (“MML Inflation-Protected and Income”), MML Managed Bond Fund (“MML Managed Bond”), MML Money Market Fund (“MML Money Market”), MML Short-Duration Bond Fund (“MML Short-Duration Bond”), MML Small/Mid Cap Equity Fund (“MML Small/Mid Cap Equity”), and MML Strategic Emerging Markets Fund (“MML Strategic Emerging Markets”); and one non-diversified investment portfolio: MML China Fund (“MML China”) (collectively, the “Funds” of MML II Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

The following information replaces similar information found under the heading Fundamental Investment Restrictions Of The Funds in the section titled Investment Restrictions Of The Funds on page B-44:

(1) with the exception of MML China, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-12-02